Exhibit 99.2



                  Citizens Utilities Company and Subsidiaries
                           Consolidated Financial Data
                                   (unaudited)

                                                         For the quarter ended             For the nine months ended
                                                             September 30,                      September 30,
                                                        ------------------------           ------------------------
                                                                                    %                                  %
(Dollars in thousands)                                     1999        1998      Change       1999        1998      Change
                                                        ---------------------------------- ----------------------------------
Income Statement Data
Continuing operations  (1)
  Revenues                                                $ 271,517   $ 236,324       15%   $  810,213  $  685,375       18%
  Network expenses                                           18,648      24,931      -25%       86,937      73,653       18%
  Depreciation and amortization                              64,628      50,004       29%      186,276     148,943       25%
  Other operating expenses                                  167,245     142,403       17%      493,901     396,484       25%
  Operating income                                           20,996      18,986       11%       43,099      66,295      -35%
  Investment and other income                                14,783      11,818       25%       39,434      35,228       12%
  Interest expense                                           21,745      17,181       27%       59,142      48,576       22%
  Special items  (2)                                              -           -                 69,499      (2,334)
  Pre-tax income                                             14,034      13,623        3%       92,890      50,613       84%
  Income taxes                                                3,956       1,504      163%       30,812       7,044      337%
  Convertible preferred dividends                             1,553       1,553        0%        4,657       4,657        0%
  Income from continuing operations                           8,525      10,566      -19%       57,421      38,912       48%
Income from discontinued operations, net of tax (3)           3,383       3,895      -13%       16,863      16,790        0%
Net income                                                   11,908      14,461      -18%       74,284      55,702       33%

Cash Flow and Capital Expenditure Data  (4)
EBITDA from continuing operations  (5)                    $ 100,407    $ 80,808       24%   $  338,308  $  250,466       35%
EBITDA  (5)                                                 133,000     117,271       13%      447,019     366,826       22%
Cash flow from operations                                   125,848      70,814       78%      371,372     227,196       63%
Capital expenditures                                        126,836     138,953       -9%      394,330     340,356       16%
Free cash flow  (6)                                            (988)    (68,139)      99%      (22,958)   (113,160)      80%

Select Balance Sheet Data
Cash and investments                                                                        $  577,368  $  548,859        5%
Total assets                                                                                 5,600,258   5,101,908       10%
Net plant  (7)                                                                               2,868,608   2,547,632       13%
Long-term debt  (8)                                                                          2,080,050   1,764,943       18%
Equity  (9)                                                                                  2,064,464   1,973,473        5%
Shares of common stock outstanding                                                             260,820     258,272        1%
Weighted average shares outstanding  (10)                   260,610     260,139        0%      259,985     259,409        0%

Per-Share Data  (11)
Basic net income per share of common stock                   $ 0.05      $ 0.06      -17%       $ 0.29      $ 0.21       38%
Operating cash flow per share                                $ 0.48      $ 0.27       78%       $ 1.43      $ 0.88       63%
Book value per share                                                                            $ 7.17      $ 6.83        5%

Other Financial Data
Long-term debt to long-term debt and equity                                                        50%         47%
Common equity market capitalization (in billions)                                                $ 3.0       $ 2.1
Equity market capitalization (in billions)  (12)                                                 $ 3.2       $ 2.3
Market capitalization (in billions)  (13)                                                        $ 5.2       $ 4.0

(1) Continuing   operations  include  the  Company's   Communications  and  CLEC
    businesses.
(2) In the first quarter of 1999,  the Company  recorded a pre-tax gain of $69.5 million ($42.9 million net of tax) on the sale of Centennial Cellular stock.
    In the first quarter of 1998,  Electric  Lightwave,  Inc. recorded a pre-tax charge  to  earnings  of $2.8  million  ($2.3  million  net of tax)  for the cumulative effect of a change in accounting principle.
(3) The company is reporting  its Public  Services  businesses  as  discontinued
    operations. Interest expense has been imputed to these businesses.
(4) Includes  continuing  and  discontinuing  operations  except as noted.
(5) Earnings before interest expense, income taxes, depreciation and amortiza-
    tion.
(6) Cash flow from operations less capital expenditures.
(7) Excludes net plant of discontinued operations.
(8) Excludes  approximately  $90 million of debt to be assumed by the  purchaser of the Company's Water and Wastewater businesses.
(9) Includes convertible preferred securities.
(10)Adjusted for  subsequent  stock  dividends  and stock splits and used in the calculation of all per share data.
(11)Calculated  based on  weighted  average  shares   outstanding.
(12)Includes  market  value  of convertible preferred securities.
(13)Equity market capitalization plus market value of long-term debt.

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                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                          For the quarter ended              For the nine months ended
                                                              September 30,                      September 30,
                                                          -----------------------            -------------------------
                                                                                      %                                 %
(Dollars in thousands, except operating data)               1999         1998      Change       1999        1998     Change
                                                          --------------------------------   -------------------------------
Citizens Communications

Select Income Statement Data
Revenues
Network access services                                    $ 124,137    $ 107,325       16%  $   381,341 $  315,332       21%
Local network services                                        72,167       66,439        9%      214,159    194,753       10%
Long distance and data services                               17,480       26,435      -34%       58,413     74,622      -22%
Directory services                                             8,178        7,949        3%       24,950     23,757        5%
Other                                                         11,750       10,822        9%       33,724     35,098       -4%
Eliminations (1)                                             (10,050)      (7,660)               (33,072)   (23,086)
Total revenues                                               223,662      211,310        6%      679,515    620,476       10%
Cost of services (network expenses)                           14,726       20,924      -30%       58,579     67,615      -13%
Depreciation                                                  54,821       45,914       19%      161,325    137,189       18%
Other operating expenses                                     124,811      114,031        9%      377,404    323,902       17%
Eliminations (1)                                             (10,797)      (9,050)               (35,287)   (25,351)
Operating income                                              40,101       39,491        2%      117,494    117,121        0%
Operating margin                                                 18%          19%                    17%        19%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                                    $  94,922    $  85,405       11%  $   278,819 $  254,310       10%
Capital expenditures                                          65,655       50,155       31%      156,264    131,508       19%
Free cash flow (3)                                            29,267       35,250      -17%      122,555    122,802        0%
EBITDA margin (4)                                                42%          40%                    41%        41%

Select Balance Sheet Data
Total assets                                                                                 $ 2,364,737 $2,293,144        3%
Net plant                                                                                      2,120,423  2,003,419        6%

Operating Data
Access lines                                                                                     983,222    925,634        6%
Revenue per access line                                    $     227    $     228        0%  $       691 $      670        3%
Switched access minutes of use (in millions)                   1,335        1,136       18%        3,852      3,395       13%
Employees                                                                                          3,629      3,448        5%
Access lines per employee                                                                            271        268        1%
Citizens' long distance minutes of use (in millions)
                                        - in territory           136          122       11%          388        364        7%
                                        - out of territory         6           43      -86%           47        186      -75%
                                        - total                  142          165      -14%          435        550      -21%

Citizens' long distance customers       - in territory                                           252,264    234,508        8%
                                        - out of territory                                         2,358     13,982      -83%
                                        - total                                                  254,622    248,490        2%

Citizens' long distance in-territory customer market share                                           26%        25%

(1) Eliminations represent network access revenues received by the Company's local exchange operations from its long-distance and competitive local exchange operations.
(2) Operating income plus depreciation. This is the equivalent of sector EBITDA.
(3) Operating cash flow less capital expenditures.
(4) Operating cash flow divided by total revenues.

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                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                    For the quarter ended              For the nine months ended
                                                        September 30,                        September 30,
                                                  --------------------------           --------------------------
                                                                                %                                    %
(Dollars in thousands, except operating data)         1999         1998      Change        1999         1998       Change
                                                  ------------------------------------ -------------------------------------
Electric Lightwave, Inc. (1)

Select Income Statement Data
Revenues
Dedicated services                                    $ 14,024    $   9,009       56%     $  37,431    $  26,487        41%
Local dial tone services                                22,313        9,987      123%        55,221       23,780       132%
Long distance service                                    4,812        2,512       92%        22,587        6,233       262%
Enhanced services                                        7,453        4,156       79%        17,674       10,664        66%
Eliminations (1)                                          (747)        (650)                 (2,215)      (2,265)
Total revenues                                          47,855       25,014       91%       130,698       64,899       101%
Cost of services (network expenses)                     14,719       13,057       13%        63,645       31,389       103%
Gross margin                                            33,136       11,957      177%        67,053       33,510       100%
Depreciation                                             9,807        4,090      140%        24,951       11,754       112%
Other operating expenses                                42,434       28,372       50%       116,497       72,582        61%
Operating loss                                         (19,105)     (20,505)       7%       (74,395)     (50,826)      -46%

Cash Flow and Capital Expenditure Data
Operating cash flow (2)                               $ (9,298)   $ (16,415)      43%     $ (49,444)   $ (39,072)      -27%
Capital expenditures (3)                                30,218       60,731      -50%       147,569      140,528         5%
Free cash flow (4)                                     (39,516)     (77,146)      49%      (197,013)    (179,600)      -10%

Select Balance Sheet Data
Total assets                                                                              $ 726,982    $ 461,821        57%
Gross plant   - owned                                                                       723,141      462,844        56%
              - leased                                                                      108,541      108,541         0%
              - total                                                                       831,682      571,385        46%

Operating Data
Route miles                                                                                   4,047        2,782        45%
Fiber miles                                                                                 214,656      156,949        37%
Customers                                                                                     2,102        1,475        43%
Buildings connected                                                                             808          711        14%
Employees                                                                                     1,172        1,010        16%
Revenue per employee                                  $ 40,832     $ 24,766       65%     $ 111,517    $  64,256        74%
ELI public enterprise value (in billions) (5)                                                 $ 1.2        $ 0.6

(1) The Company's  facilities based  Competitive  Local Exchange Carrier (CLEC)
    subsidiary,   Electric   Lightwave,   Inc   (ELI).   Eliminations   reflect
    intercompany   activity  between  the  Company's  CLEC  and  communications operations.
(2) Operating loss plus  depreciation.  This is the equivalent of sector EBITDA.
(3) Excludes non-cash capital lease additions of $47,715.
(4) Operating cash flow less capital  expenditures.
(5) Includes  common equity market capitalization plus net debt.

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